Abacus Life Announces Agreement to Acquire Carlisle Management Company SCA
Acquisition accelerates Abacus' expansion as a global alternative asset manager and origination company
Deal will add up to $2 billion in AUM to Abacus

ORLANDO, Fla., July 18, 2024 (GLOBE NEWSWIRE) -- Abacus Life, Inc. (“Abacus” or the “Company”) (NASDAQ: ABL), a leading buyer of life insurance policies and vertically integrated alternative asset manager specializing in specialty insurance products, today announced a definitive agreement to acquire Carlisle Management Company SCA (“Carlisle”), a leading Luxembourg-based investment manager in the life settlement space, for approximately $200 million. The acquisition of Carlisle, with approximately $2.0 billion in assets under management, is firmly aligned with Abacus’ continued expansion as a global asset manager.
The addition of Carlisle further enhances Abacus’ offering to institutional investors seeking attractive risk-adjusted returns with low correlation to other asset classes. Since 2008, Carlisle’s team has been at the forefront of the life settlement industry, establishing the new standard for transparent transactions, maintaining integrity, and creating exceptional opportunities for life settlement investors and policyholders. Carlisle is licensed as an Alternative Investment Fund Manager under the oversight of the Commission de Surveillance du Secteur Financier (“CSSF”) in Luxembourg, the second largest domicile for fund managers in the world.
“We are excited to be joining the industry-leading team at Abacus. The transaction will provide a myriad of potential opportunities and synergies that will be available to our funds, shareholders, and our employees,” said Carlisle Management’s Chief Executive Officer Jose Garcia. “Our company cultures are a perfect fit, and our portfolios, operations and management systems are clearly complementary. As we move forward, our primary focus remains to provide the highest standard of service and exceptional value to our clients.”
“The acquisition of Carlisle is a strategic move aligned perfectly with our commitment to client-centric solutions and our continued growth as a global alternative asset manager,” said Abacus Life CEO Jay Jackson. “Carlisle has the strongest and most enduring track record as a fund manager within the life settlement industry, and its geographically diverse client base will further accelerate our drive towards becoming a global financial player.”
Elena Plesco, Chief Capital Officer of Abacus Life, commented on the significance of the transaction: “This acquisition represents a pivotal moment for our ABL Wealth division, which provides investors with access to an uncorrelated, high-returning asset class of insurance products. By integrating Carlisle’s expertise and robust portfolio into our offerings, we are strategically positioning ABL Wealth at the cornerstone of our mission to provide sophisticated investment solutions for the life settlement market. The acquisition underscores our commitment to delivering unparalleled value and expanding our capabilities to serve a broader spectrum of investors.”

Transaction Details
Carlisle shareholders will receive consideration in the form of $73.5 million in par value of Abacus bonds and 9.3 million Abacus common stock, which are subject to closing adjustments and certain performance thresholds. Transaction is subject to regulatory approval.
Advisors
Dynasty Investment Bank is acting as exclusive financial advisor to Abacus Life, and White & Case LLP and Elvinger S.à r.l. PLLC are acting as legal counsel to Abacus Life. Manorhaven Capital, LLC is acting as exclusive financial advisor to Carlisle Management, and ArentFox Schiff LLP, TS&P and Arendt & Medernach SA are acting as legal counsel to Carlisle Management.
About Carlisle Management Company SCA
Established in 2008, Carlisle is a leading, highly diversified global investment management firm. Carlisle’s state-of-the-art facilities and statistical modelling systems incorporate knowledge gained from over 60 years of combined investment experience within the alternative assets sector. Supervised by the Luxembourg regulator and overseen by reputable audit firms at both management company and fund levels, Carlisle operates independently. This allows management to focus solely on maximizing investor returns, risk management and transparency in investor reporting within a regulated framework.
https://cmclux.com

About Abacus Life, Inc.
Abacus is a leading vertically integrated alternative asset manager and market maker, specializing in longevity and actuarial technology. Since 2004, Abacus has purchased life insurance policies from consumers seeking liquidity and has actively managed those policies over time (via trading, holding, and/or servicing). With over $5 billion in face value of policies purchased, Abacus has helped thousands of clients maximize the value of life insurance. Abacus is the only public life settlement company trading on the Nasdaq Exchange under the ticker symbol ABL.
Over the past 20 years, the Company has built an institutionalized origination and portfolio management process that is supported by a 100+ person team, long-term relationships with 78 institutional partners and 30,000 financial advisors, and the ability to operate in 49 states. The Company complies with HIPAA and privacy laws to maintain and protect confidentiality of financial, health, and medical information. Abacus is also proud to be a BBB Accredited Business with an A+ rating.
www.abacuslife.com

Forward Looking Statements
All statements in this press release (and oral statements made regarding the subjects of this press release) other than historical facts are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors that could cause actual results to differ materially from such statements, many of which are outside the control of Abacus. Forward-looking information includes but is not limited to statements regarding: Abacus’s financial and operational outlook; Abacus’s operational and financial strategies, including planned growth initiatives and the benefits thereof, Abacus’s ability to successfully effect those strategies, and the expected results therefrom. These forward-looking statements generally are identified by the words “believe,” “project,” “estimate,” “expect,” “intend,” “anticipate,” “goals,” “prospects,” “will,” “would,” “will continue,” “will likely result,” and similar expressions (including the negative versions of such words or expressions).
While Abacus believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of its business. The factors that could cause results to differ materially from those indicated by such forward-looking statements include, but are not limited to: the fact that Abacus’s loss reserves are based on estimates and may be inadequate to cover its actual losses; the failure to properly price Abacus’s insurance policies; the geographic concentration of Abacus’s business; the cyclical nature of Abacus’s industry; the impact of regulation on Abacus’s business; the effects of competition on Abacus’s business; the failure of Abacus’s relationships with independent agencies; the failure to meet Abacus’s investment objectives; the inability to raise capital on favorable terms or at all; the effects of acts of terrorism; and the effectiveness of Abacus’s control environment, including the identification of control deficiencies.
These forward-looking statements are also affected by the risk factors, forward-looking statements and challenges and uncertainties set forth in documents filed by Abacus with the U.S. Securities and Exchange Commission from time to time, including the Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and subsequent periodic reports. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Abacus cautions you not to place undue reliance on the forward-looking statements contained in this press release. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Abacus assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Abacus does not give any assurance that it will achieve its expectations.
Contacts:

Abacus Life Investor Relations
investors@abacuslife.com
Abacus Life Public Relations
press@abacuslife.com
Carlisle Management Investor Relations
info@cmclux.com
Carlisle Management Public Relations
press@cmclux.com